================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                          -----------------------------



                                   FORM 8-K/A



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) February 10, 2000




                        L-3 COMMUNICATIONS HOLDINGS, INC.
                                       AND
                         L-3 COMMUNICATIONS CORPORATION
           (Exact name of registrants as specified in their charters)





                                    DELAWARE
                 (State or other jurisdiction of incorporation)




             001-14141                          13-3937434
             333-46983                          13-3937436
     (Commission file numbers)         (IRS Employer Identification No.)

                                  600 THIRD AVE
                               NEW YORK, NY 10016
                                 (212) 697-1111
                     (Address of principal executive office)


================================================================================

ITEM 7. CONDENSED FINANCIAL STATEMENTS


A. FINANCIAL STATEMENTS
   Honeywell Traffic Alert & Collision Avoidance System Business
   -------------------------------------------------------------

   o Condensed Financial Statements

       - Condensed Balance Sheet as of March 31, 2000 ...............................  A-1

       - Condensed Statements of Operations and Changes in Invested Equity for the
         three months ended March 31, 2000 and March 31, 1999 ........................ A-2

       - Condensed Statements of Cash Flows for the three months ended March 31,
         2000 and March 31, 1999 ..................................................... A-3

       - Notes to Unaudited Condensed Financial Statements ........................... A-4

B. PRO FORMA FINANCIAL INFORMATION

   L-3 Communications Holdings, Inc. and L-3 Communications Corporation Unaudited
     Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2000 ............................................................ B-1 - B-4

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     L-3 COMMUNICATIONS HOLDINGS, INC. and
                                     L-3 COMMUNICATIONS CORPORATION
                                     ------------------------------
                                     Registrant







Date: April 2, 2001                  By: /s/ Robert V. LaPenta
                                         ---------------------
                                         President and Chief Financial Officer

          HONEYWELL TRAFFIC ALERT & COLLISION AVOIDANCE SYSTEM BUSINESS

                             CONDENSED BALANCE SHEET

                                 (IN THOUSANDS)
                                   (UNAUDITED)




                                                              MARCH 31, 2000
                                                             ---------------
ASSETS
Current assets:
 Accounts receivable .......................................     $20,200
 Inventories ...............................................      12,371
 Deferred tax assets .......................................       2,257
                                                                 -------
   Total current assets ....................................      34,828
                                                                 -------
Property, plant and equipment, net .........................       2,385
Goodwill, net ..............................................      25,009
                                                                 -------
   Total assets ............................................     $62,222
                                                                 =======
LIABILITIES AND INVESTED EQUITY
Current liabilities:
 Accrued expenses ..........................................     $ 7,595
                                                                 -------
   Total current liabilities ...............................       7,595
Commitments and contingencies
Invested equity ............................................      54,627
                                                                 -------
   Total liabilities and invested equity ...................     $62,222
                                                                 =======






             See notes to unaudited condensed financial statements.

          HONEYWELL TRAFFIC ALERT & COLLISION AVOIDANCE SYSTEM BUSINESS

        CONDENSED STATEMENTS OF OPERATIONS AND CHANGES IN INVESTED EQUITY

                                 (IN THOUSANDS)
                                   (UNAUDITED)



                                                         THREE MONTHS ENDED
                                                              MARCH 31,
                                                      -----------------------
                                                         2000         1999
                                                      ----------   ----------
Sales .............................................    $ 23,060     $ 27,336
Operating costs, expenses and other:
 Cost of sales ....................................      10,130       12,458
 Selling, general and administrative ..............       1,297        1,969
 Research and development .........................         975        2,106
                                                       --------     --------
Operating income ..................................      10,658       10,803
Interest expense ..................................          69          108
                                                       --------     --------
Income before income taxes ........................      10,589       10,695
Provision for income taxes ........................       4,204        4,295
                                                       --------     --------
Net income ........................................       6,385        6,400
                                                       --------     --------
Invested equity, beginning of period ..............      54,347       22,978
Payments to Honeywell .............................      (6,105)      (6,799)
                                                       --------     --------
Invested equity, end of period ....................    $ 54,627     $ 22,579
                                                       ========     ========











             See notes to unaudited condensed financial statements.

         HONEYWELL TRAFFIC ALERT & COLLISION AVOIDANCE SYSTEM BUSINESS

                       CONDENSED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)
                                  (UNAUDITED)



                                                              THREE MONTHS ENDED
                                                                  MARCH 31,
                                                           ------------------------
                                                              2000          1999
                                                           ----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income .............................................    $  6,385     $  6,400
Adjustments to reconcile net income to net cash provided
 by operating activities:
 Depreciation and amortization .........................         489          488
 Deferred income tax provision (benefit) ...............          31          (44)
 Change in operating assets and liabilities:
   Inventories .........................................        (277)          --
   Accrued expenses ....................................        (314)         320
                                                            --------     --------
Net cash provided by operating activities ..............       6,314        7,164
                                                            --------     --------
CASH FLOWS USED IN INVESTING ACTIVITIES
Purchases of fixed assets ..............................        (209)        (365)
                                                            --------     --------
CASH FLOWS USED IN FINANCING ACTIVITIES
Payments to Honeywell -- net ...........................      (6,105)      (6,799)
                                                            --------     --------
Net increase in cash and cash equivalents ..............          --           --
Cash and cash equivalents at beginning of year .........          --           --
                                                            --------     --------
Cash and cash equivalents at end of year ...............    $     --     $     --
                                                            ========     ========









             See notes to unaudited condensed financial statements.

          HONEYWELL TRAFFIC ALERT & COLLISION AVOIDANCE SYSTEM BUSINESS
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)


1. BACKGROUND AND DESCRIPTION OF BUSINESS

The Honeywell Traffic Alert and Collision Avoidance System product line (the "TCAS Business"), a leader in avionics safety systems, produces and develops airborne collision avoidance systems of which approximately 6,500 units have been installed in commercial, corporate and military aircraft. The systems reduce the potential for mid-air collisions and so-called near-miss incidents among aircraft. The systems help prevent accidents by displaying to the flight crew the position of surrounding aircraft and, when necessary, providing both visual and audible warnings and maneuvering instructions and provide an independent and complementary supplement to the air traffic control system.

The TCAS business headquarters and principal operations are located in Phoenix, Arizona.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

BASIS OF PRESENTATION AND USE OF ESTIMATES

The TCAS Business unit was an integrated business unit of Honeywell Inc. ("Honeywell"). The accompanying financial statements reflect the TCAS Business assets, liabilities and operations, which have been derived from Honeywell's historical financial statements and accounting records. As an integrated business unit, prior to December 31, 1999, Honeywell did not maintain separate accounts receivable and inventory records for the TCAS Business, nor did it allocate any such balances to the TCAS Business. All significant intercompany accounts and transactions have been eliminated.

The TCAS Business operations, as presented herein include significant allocations and estimates of expenses of Honeywell based upon estimates of services performed by Honeywell, which management of the TCAS Business believes are reasonable. Such services include manufacturing support, treasury, cash management, employee benefits, taxes, risk management, internal audit and general corporate services. Accordingly, the financial position results of operations and cash flows as presented herein may not be the same as if the TCAS Business had been an independent, stand alone entity.

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires the TCAS Business management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The most significant of these estimates and assumptions relate to cost allocations from Honeywell, cost in excess of net assets acquired, income taxes, litigation and environmental obligations, warranty reserves, pension estimates and recoverability of recorded amounts of fixed assets. Actual results could differ from these estimates.

The accompanying financial statements have been prepared in accordance with the accounting principles applicable to interim financial statements and the rules of the Security and Exchange Commission, and accordingly may not include all disclosures required by accounting principles generally accepted in the United States of America. These financial statements are unaudited but in the opinion of management reflect all adjustments, consistent of normal recurring adjustments required for a fair presentation.

3. TRANSACTIONS WITH HONEYWELL

The TCAS Business relies on Honeywell for certain services, including manufacturing support, treasury, purchasing, procurement of inventories, cash management, employee benefits, taxes, risk management, internal audit, fixed asset systems support, payroll processing, mainframe and PC processing and support services, and general corporate services. Although certain assets, liabilities and expenses related to these services have been allocated to the TCAS Business, the combined financial position, results of operations and cash flows presented in the accompanying financial statements would not be the same as if the TCAS Business had been an independent, stand alone entity.

         HONEYWELL TRAFFIC ALERT & COLLISION AVOIDANCE SYSTEM BUSINESS
        NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS -- (CONTINUED)
                                 (IN THOUSANDS)

4. INVENTORIES


                             MARCH 31,
                               2000
                            ----------
Raw materials ...........    $ 6,845
Work in process .........      2,422
Finished goods ..........      3,104
                             -------
 Total ..................    $12,371
                             =======

5. COMMITMENTS AND CONTINGENCIES

The TCAS Business is periodically subject to litigation, claims or assessments and various contingent liabilities (including environmental matters) incidental to its business. With respect to those investigative actions, items of litigation, claims or assessments of which they are aware, management of the TCAS Business is of the opinion that the probability is remote that, after taking into account certain provisions that have been made with respect to these matters, the ultimate resolution of any such investigative actions, items of litigation, claims or assessments will have a material adverse effect on the financial position, cash flows or results of operations of the TCAS Business.

6. INVESTED EQUITY

Invested equity represents the equity contributed to the TCAS Business by Honeywell, advances to or from affiliates, and the accumulated results of operations of the TCAS Business.

b. Pro Forma Financial Information




















                        L-3 COMMUNICATIONS HOLDINGS, INC.
                       AND L-3 COMMUNICATIONS CORPORATION





       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma statement of operations data gives effect to the acquisition by L-3 Communications Holdings, Inc. (the "Company") of the Traffic Alert and Collision Avoidance System Business ("TCAS Business") of Honeywell, Inc. which was completed in April 2000, as if it had occurred on January 1, 2000.

     On April 28, 2000, the Company acquired the TCAS Business from Honeywell Inc. for $239.6 million in cash including expenses. The TCAS acquisition was financed with borrowings under a revolving 364-day senior credit facility.

     The unaudited condensed pro forma statement of operations does not reflect any cost savings that management of the Company believes would have resulted had the acquisition occurred on January 1, 2000. The pro forma financial information should be read in conjunction with the audited consolidated financial statements of the Company as of December 31, 2000. The unaudited pro forma condensed financial information may not be indicative of the results of operations of the Company that actually would have occurred had the acquisition been completed on January 1, 2000 or the results of operations of the Company that may be obtained in the future.

                        L-3 COMMUNICATIONS HOLDINGS, INC.
                       AND L-3 COMMUNICATIONS CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2000




                                                                              TCAS
                                                                        ---------------
                                                                                              PRO FORMA
                                                              L-3        HISTORICAL(1)       ADJUSTMENTS       PRO FORMA
                                                          -----------   ---------------   -----------------   ----------
                                                                                  (in millions)
STATEMENT OF OPERATIONS DATA:
-----------------------------
Sales .................................................    $ 377.1          $  23.1          $     --          $ 400.2
Costs and expenses ....................................      342.4             12.4               1.1 (2)        355.9
                                                           -------          -------          -----------       -------
  Operating income (loss) .............................       34.7             10.7              (1.1)            44.3
Interest and investment income ........................        0.8               --                --              0.8
Interest expense ......................................       17.6              0.1               4.3 (3)         22.0
                                                           -------          -------          -----------       -------
  Income (loss) before income taxes ...................       17.9             10.6              (5.4)            23.1
Provision (benefit) for income taxes ..................        7.0              4.2              (2.1) (4)         9.1
                                                           -------          -------          -----------       -------
  Net income (loss) ...................................    $  10.9          $   6.4          $   (3.3)         $  14.0
                                                           =======          =======          ===========       =======

L-3 HOLDINGS, INC. EARNINGS PER SHARE:
--------------------------------------
  Basic ...............................................    $   0.33                                            $   0.42
  Diluted .............................................    $   0.32                                            $   0.41

L-3 HOLDINGS, INC. WEIGHTED AVERAGE SHARES OUTSTANDING:
-------------------------------------------------------
  Basic ...............................................       33.0                                                33.0
  Diluted .............................................       34.5                                                34.5

                        L-3 COMMUNICATIONS HOLDINGS, INC.
                       AND L-3 COMMUNICATIONS CORPORATION

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


1. On April 28, 2000, the Company acquired the TCAS Business from Honeywell Inc. for $239.6 million in cash including expenses. The TCAS acquisition was financed with borrowings under a revolving 364-day senior credit facility.


2. Estimated excess of purchase price, including expenses, over the estimated fair value of the identifiable net assets acquired (goodwill) related to the TCAS acquisition was $214.3 million. The goodwill is being amortized over 40 years. The table below presents the estimated increase to goodwill amortization for the three months ended March 31, 2000 that would have occurred if the TCAS acquisition was completed on January 1, 2000.


                                                           (in millions)
       Pro forma amortization expense .................       $  1.3
       Less: historical amortization expense ..........         (0.2)
                                                              ------
       Pro forma adjustment ...........................       $  1.1
                                                              ======
3. Pro forma interest expense was calculated using the average interest rate of 7.422% on the Company's outstanding revolver borrowings during the three months ended March 31, 2000 and the borrowings of $239.6 million incurred to finance the TCAS acquisition. The table below presents the increase to interest expense for the three months ended March 31, 2000 that would have occurred if the TCAS acquisition was completed on January 1, 2000.


                                                           (in millions)
       Pro forma interest expense .....................       $  4.4
       Less: historical interest expense ..............         (0.1)
                                                              ------
       Pro forma adjustment ...........................       $  4.3
                                                              ======

4. The pro forma adjustments were tax-effected using a statutory (federal and state) tax rate of 39.4%.